Udemy Secures $200 Million Revolving Credit Facility
New facility enhances financial flexibility to invest in future growth initiatives
SAN FRANCISCO—June 3, 2025—Udemy (Nasdaq: UDMY), a leading AI-powered skills development platform with nearly 80 million users globally, today announced the closing of a new $200 million senior secured revolving credit facility (“the Facility”).
The Facility, which matures on May 30, 2030, provides Udemy with enhanced financial flexibility to support its long-term strategic growth initiatives. The credit line remains undrawn at closing. Udemy enters into the agreement with no outstanding debt and a robust liquidity profile, including more than $350 million in cash, cash equivalents, and marketable securities as of March 31, 2025.
“This revolving credit facility significantly enhances our strategic optionality at a pivotal moment in Udemy's evolution and the broader global workforce skills development market,” said Hugo Sarrazin, President and CEO of Udemy. “With over $550 million in total liquidity, we are well positioned to accelerate our AI innovation roadmap, pursue high-ROI growth initiatives across both our Enterprise and Consumer segments, and capitalize on strategic opportunities that may arise in this dynamic market environment. This additional financial flexibility complements our strong cash generation profile and disciplined capital allocation approach, ensuring we can act decisively from a position of strength. As organizations globally face an unprecedented reskilling imperative driven by AI transformation and evolving workforce demands, this enhanced financial foundation enables Udemy to extend our leadership as the essential partner for individuals and enterprises navigating the most significant workplace transformation in decades.”
Udemy entered into the Facility with a lending syndicate that includes Citibank, N.A. as Administrative Agent, MUFG Bank, Ltd. as Joint Lead Arranger, JPMorgan Chase Bank, N.A., and Morgan Stanley Senior Funding, Inc. Additional details on the Facility are available in a Form 8-K, which has been filed with the Securities and Exchange Commission and can be reviewed on Udemy’s investor relations website.
About Udemy
Udemy (Nasdaq: UDMY) transforms lives through learning by ensuring everyone has access to the latest and most relevant skills. Through the Udemy Intelligent Skills Platform and a global community of diverse and knowledgeable instructors, millions of learners gain expertise in a wide range of technical and professional skills — from generative AI to leadership. The Udemy marketplace provides learners with thousands of up-to-date courses in dozens of languages, offering a variety of solutions to achieve their goals. Udemy Business empowers enterprises to offer on-demand learning for all employees, immersive learning for tech teams through Udemy Business Pro, and cohort learning for leaders through Udemy Business Leadership Academy. Udemy Business customers include FenderⓇ, Glassdoor, On24, The World Bank and Volkswagen. Udemy is headquartered in San Francisco with hubs in Austin and Denver, USA; Ankara and Istanbul, Türkiye; Dublin, Ireland; Melbourne, Australia; Mexico City, Mexico; and Chennai, Gurugram, and Mumbai, India.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding Udemy’s expectations relating to future operating results and financial position; anticipated future expenses and investments; current and anticipated trends in organizations globally; and our business strategy and plans. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements.
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The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings with the Securities and Exchange Commission (“SEC”), including, without limitation, our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 19, 2025. All information provided in this release is as of the date hereof, and we undertake no duty to update this information unless required by law.
Investor Contact
Dennis Walsh
Vice President, Investor Relations
dennis.walsh@udemy.com
Media Contact
Glenn Lehrman
Vice President, Communications
press@udemy.com